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                                                                     EXHIBIT 4.1
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
                     TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                                                                                                       COMMON STOCK
NUMBER                                                                                                    SHARES
P
                                                             PULITZER INC.

                                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                      SEE REVERSE FOR
                                                                                                    CERTAIN DEFINITIONS

                                                                                                     CUSIP 745769 10 9


                     THIS CERTIFIES THAT




                     is the owner of


                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

                       ========================================PULITZER INC.====================================

                     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
                        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                     Dated:


                     James V. Maloney                                                              Michael E. Pulitzer
                       SECRETARY                                                                        CHAIRMAN


                                           [PULITZER SEAL]                         Countersigned and Registered:
                                                                                       FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                                                                    Transfer Agent
                                                                                                                    and Registrar
                                                                                   By
                                                                                                                AUTHORIZED OFFICER
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                                 PULITZER INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common               UNIF GIFT MIN ACT-D.........................Custodian........................
     TEN ENT - as tenants by the entireties                                    (Cust)                        (Minor)
     JT TEN  - as joint tenants with the                             under Uniform Gifts to Minors
               right of survivorship and                             Act........................
               not as tenants in common                                          (State)
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    Additional abbreviations may also be used though not in the above list.

       For value received, ________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
    [                                     ]


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________


                  ______________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.